UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2005

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park 80 East Saddle Brook, New Jersey		07663-5291
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                                 Regulation FD Disclosure

On September 15, 2005, Sealed Air Corporation (the “Company”) issued a Press Release announcing a revision to its 2005 full year diluted earnings per common share guidance.  A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01                                                 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit 99               Press Release of the Company, dated September 15, 2005, announcing a revision to its 2005 full year diluted earnings per common share guidance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:

 /s/ Mary A. Coventry

	Name:	Mary A. Coventry
	Title:	Vice President
Dated: September 19, 2005

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of the Company, dated September 15, 2005, announcing a revision to its 2005 full year diluted earnings per common share guidance.